Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

Note 15 - Income Taxes

A.	Israeli taxation:

The tax rate relevant to the Company in the years 2025, 2024 and 2023 was 23%.

As of December 31, 2025, the Company has net operating loss carryforwards for Israeli income tax purposes of approximately $38,164, which can be offset against future taxable income for an indefinite period of time.

The Company has final (considered final) tax assessments in Israel through the 2019 tax year.

B.	Deferred taxes reflect the net tax effects of carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows:

	As of December 31,
	2025	2024
	U.S. dollars in thousands
Deferred tax assets
Net operating loss carryforward	$8,778	$5,688
Other temporary differences	54	95
Capitalized research and development costs	1,257	1,282
Operating lease liability	39	17
Vacation and convalescence accrual	55	67

Total deferred tax assets:	10,183	7,149

Deferred tax liability: Operating lease right-of-use assets	(39)	(19)

Total deferred tax liability	(39)	(19)

Net deferred tax assets:	10,144	7,130
Less: Valuation allowance	(10,144)	(7,130)

Net deferred tax asset	-	-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating loss carryforwards are available. Based on consideration of these factors, the Company recorded a valuation allowance as of December 31, 2025 and 2024 for all deferred tax assets not supported by reversing taxable temporary differences.

The portion of the valuation allowance for deferred tax assets for which subsequently recognized tax benefits would be applied directly to contributed capital was $2,914 thousand and $2,065 thousand in 2025 and 2024, respectively.

C.	During the years ended December 31, 2025 and 2024, the main reconciling item between the statutory income tax rate in Israel, the country of domicile of the Company (as noted in Note 15A) and the effective tax rate is mainly the recognition of valuation allowance in respect of deferred taxes relating to net operating loss carryforwards and other temporary differences due to the uncertainty of the realization of such deferred taxes.

The net change during the year ended December 31, 2025, 2024 and 2023 in the total valuation allowance amounted to $3,014 thousand, $2,301 thousand and $ 1,813 thousand, respectively.

The movement of the valuation allowance (through income statement) is as follows:

	For the year ended December 31,
	2025	2024	2023
	U.S. dollars in thousands

Balance at the beginning of the year	7,130	4,829	3,016
Addition of valuation allowance	3,014	2,301	1,813

Net change in the valuation allowance	3,014	2,301	1,813

Balance at the end of the year	10,144	7,130	4,829